UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 8, 2010


                        Versailles Financial Corporation
                       ---------------------------------
             (Exact name of registrant as specified in its charter)

           Maryland                    333-161968                27-1330256
---------------------------        ------------------       -------------------
(State or other jurisdiction      (Commission File No.)        (I.R.S. Employer
      of incorporation)                                      Identification No.)

27 East Main Street, Versailles, Ohio                              45380
--------------------------------------------                   ------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (816) 233-5148
                                                     --------------

                                 Not Applicable
              ------------------------------------ ---------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events
                  ------------

     On January 8, 2010, Versailles Financial Corporation (the "Company"), the newly formed holding company for Versailles Savings and Loan Company, an Ohio chartered savings and loan association (the "Bank") with its headquarters in Versailles, Ohio, completed the mutual-to-stock conversion of the Bank and the Company's initial public offering of shares of its common stock. The Company issued a total of 427,504 shares of its common stock for an aggregate of $4,275,040 in total offering proceeds. The common stock is expected to be quoted on the OTC Bulletin Board beginning on Monday, January 11, 2010 after a trading symbol is assigned.

     "The investment by our customers and community members in the Company's stock reflects their confidence in Versailles Savings and Loan's future as a full service community bank," stated Douglas P. Ahlers, President and Chief Executive Officer, stated, "and we look forward to enhancing value for our new shareholders as we continue to provide banking services in our community and execute the Bank's business plan."

     As of September 30, 2009, the Bank had $41.6 million in assets, $24.4 million in deposits and $7.4 million in total equity. The amount of the Bank's total equity at September 30, 2009, does not give effect to the net proceeds raised in the offering which will be added to total equity following completion of the offering.

     Keefe, Bruyette & Woods, Inc. served as financial advisor and marketing agent with regard to the Company's offering. Luse, Gorman, Pomerenk & Schick, P.C., Washington, D.C., served as special counsel to the Company for the conversion and stock offering.

                                      * * *

         This current report on Form 8-K contains certain forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may."

     Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond our control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. Versailles Financial Corporation's prospectus, dated November 12, 2009, describes some of these factors, including risk elements in the loan portfolio, the level of the allowance for losses on loans, risks of our growth strategy, geographic concentration of our business, dependence on our management team, risks of market rates of interest and of regulation on our business and risks of competition. Forward-looking statements speak only as of the date they are made. We do not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made or to reflect the occurrence of unanticipated events.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

          (a)  Financial statements of businesses acquired. Not Applicable.

          (b)  Pro forma financial information. Not Applicable.

          (c)  Shell company transactions: Not Applicable.

          (d)  Exhibits: None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            VERSAILLES FINANCIAL CORPORATION


DATE:  January 8, 2010                 By: /s/ Douglas P. Ahlers
                                           -------------------------------------
                                           Douglas P. Ahlers
                                           President and Chief Executive Officer